Convertible Preferred Shares and Attached Warrants	6 Months Ended
Jun. 30, 2025
Convertible Preferred Shares and Attached Warrants [Abstract]
Convertible Preferred Shares and Attached Warrants

Note 10 — Convertible Preferred Shares and Attached Warrants

Subsequent Changes to February 2021 and December 2021 Warrants in 2025

On January 9, 2025, the Company entered into an amendment to the Series E Warrant with the holder. Pursuant to the amendment, the parties agreed to amend the exercise price of the Warrant from $56.50 per ADS to the lower of (x) $56.50 and (y) 90% of the lowest daily VWAP for the ten (10) trading days immediately prior to the exercise date (“Market Exercise Price”), provided that the aggregate exercise price under the Market Exercise Price shall not exceed $10,000,000. The parties also agreed to extend the termination date of Series E Warrant from February 18, 2027 to January 9, 2028. In accordance with paragraph ASC 815-40-35-17(d), the Company recognized the incremental fair value of the warrants aforementioned as a dividend and a reduction to income available to ordinary shareholders in the basic EPS calculation for the six months ended June 30, 2025, in an amount of approximately $612,000. The fair value of Series E Warrants immediately before the modification is estimated to be at $0.305 per ADS, by using Binomial Option Pricing Model with an expected term of 2.11 years, a stock price of $8.90 per ADS, volatility of 100.16%, a risk free rate of 4.02% and an expected dividend yield of 0%. The fair value of Series E Warrants after the modification is estimated to be at $1.19 per ADS, by using Monte Carlo simulation with an expected term of 3.0 years, a stock price of $8.90 per ADS, volatility of 96.92%, a risk free rate of 4.02%, and an expected dividend yield of 0%.

On May 23, 2025, as a result of the issuance of Series L Warrants (as discussed in Note 9), the fixed exercise price of the Series D/E/F/G Warrants was further adjusted from $56.50 to $4.00 per ADS. The ADSs issuable upon exercise of the Series D/E/F/G Warrants were adjusted to 1,750,000, 9,810,000, 10,000,000, and 1,428,572, respectively for the aggregate exercise price to remain unchanged. In accordance with ASC 260-10-25-1, the Company recognized the effect of such reprice event for February 2021 and December 2021 Warrants in an aggregate of approximately $2,916,000, and the effect is treated as a dividend and a reduction to income available to ordinary shareholders in the basic EPS calculation for the six months ended June 30, 2025. The fair value of Series D, F(vested) and G Warrants immediately before the reprice is estimated to be at $0.45, $0.45 and $0.65 per ADS, respectively and the fair value of Series D, F(vested) and G Warrants after the reprice is estimated to be at $0.19, $0.19 and $0.21 per ADS, respectively, by using Binomial Option Pricing Model with an expected term of 4.74, 4.74 and 5.56 years, respectively, a stock price of $2.76 per ADS, volatility of 99.36%, 99.36%, and 103.70%, respectively, a risk free rate of 3.62%, 3.62% and 3.65%, respectively, and an expected dividend yield of 0% for both before and after the reprice. The fair value of Series E Warrants (subject to Market Exercise Price) before the reprice is estimated to be at $0.62 per ADS and after the reprice is estimated to be at $0.16 per ADS, by using Monte Carlo simulation with an expected term of 2.63 years, a stock price of $2.76 per ADS, volatility of 99.99%, a risk free rate of 3.63%, and an expected dividend yield of 0%. The fair value of Series E Warrants (subject to fixed exercise price) after the reprice is estimated to be at $0.14 per ADS, by using Binomial Option Pricing Model with the same other inputs as Series E Warrants (subject to Market Exercise Price).

In June 2025, the Company received an aggregate of net proceeds of approximately $2.9 million in exchange for the issuance of 3,250,000,000 Class A ordinary shares, as a result of the partial exercise of 1.3 million Series E Warrants at Market Exercise price.